UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2016

RANGE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200

Fort Worth, Texas 76102

(Address of principal executive offices)

(817) 870-2601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 3, 2016, Range Resources Corporation (“Range”) issued a press release announcing that, in connection with the proposed business combination between Range and Memorial Resource Development Corp. (“Memorial”), Range has commenced offers to Eligible Holders (as defined in the offering materials) (collectively, the “Eligible Holder Offers”) (1) to either (a) exchange any and all outstanding 5.875% Senior Notes due 2022 issued by Memorial for up to $600 million aggregate principal amount of new senior notes issued by Range or (b) purchase for cash any and all outstanding 5.875% Senior Notes due 2022 issued by Memorial (the “Memorial Cash Tender Offer”), and (2) to exchange any and all outstanding senior subordinated notes issued by Range for up to $1.85 billion aggregate principal amount of new senior notes issued by Range.

Range also announced a concurrent cash offer (the “Concurrent Cash Tender Offer”) to those holders of Memorial’s outstanding 5.875% Senior Notes due 2022 who are not Eligible Holders (“Memorial Non-Eligible Holders”). With the exception of eligibility for participation, the terms and conditions of the Concurrent Cash Tender Offer and the Memorial Cash Tender Offer are identical. Eligible Holders may participate only in the Offers. Memorial Non-Eligible Holders may participate only in the Concurrent Cash Tender Offer. The Eligible Holder Offers and the Concurrent Cash Tender Offer are referred to as the “Offers.”

Each series of newly issued Range senior notes (collectively, the “New Notes”) will have an interest rate and maturity date that is identical to the interest rate and maturity date of the applicable existing Memorial and Range notes (collectively, the “Existing Notes”). The New Notes will be senior unsecured obligations of Range and will rank equally in right of payment with all other existing and future senior unsecured indebtedness of Range.

Concurrently with the Offers, Range is also soliciting consents from the holders of the Existing Notes to amend the indentures governing the Existing Notes to eliminate certain of the covenants, restrictive provisions and events of default (collectively, the “Proposed Amendments”), pursuant to the terms and subject to the conditions set forth in the offering materials for the Offers. The consent of the holders of a majority of the aggregate principal amount of the applicable series of Existing Notes outstanding, acting together as one class for that series, will be required in order to adopt the Proposed Amendments to the existing indenture for that series.

Existing Notes that are not validly tendered or that are validly tendered but validly withdrawn will remain outstanding and will continue to be subject to their terms despite the completion of the Offers and the related Consent Solicitations. However, if any Offer and related Consent Solicitation is consummated and the Proposed Amendments to the applicable existing indenture are effected, such amendments will also apply to all related Existing Notes not exchanged or purchased in such Offers and those Existing Notes will no longer have the benefit of the protection of the covenants, restrictive provisions and events of default eliminated by the applicable Proposed Amendments.

The Offers and related consent solicitations are subject to the satisfaction of certain conditions, as described in the offering materials for the Offers, including, among other things, the consummation of the merger (the “Merger”) provided for in the Agreement and Plan of Merger, dated May 15, 2016, by and among Memorial, Range and Medina Merger Sub, Inc., a wholly owned subsidiary of Range. The consummation of the Merger is not conditioned upon the completion of any of the Offers or consent solicitations.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information

This Current Report on Form 8-K (“Form 8-K”) does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Form 8-K is being made in respect of transactions related to the proposed merger transaction involving Range and Memorial.

In connection with the Merger, Range has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended, which has been declared effective by the SEC and includes a joint proxy statement of Range and Memorial and also constitutes a prospectus of Range. Each of Range and Memorial also plan to file other relevant documents with the SEC regarding the Merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. The definitive joint proxy statement/prospectus(es) for Range and/or Memorial will be mailed to shareholders of Range and/or Memorial, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS REGARDING THE MERGER, INVESTORS AND SECURITY HOLDERS OF RANGE AND/OR Memorial ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Range and Memorial, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at http://www.rangeresources.com/ under the heading “Investors” or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by Memorial will be available free of charge on Memorial’s website at http://www.memorialrd.com under the heading “Investor Relations” or by phone at 713-588-8339.

Participants in the Solicitation

Range, Memorial and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Memorial is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions regarding the Merger. Investors may obtain free copies of these documents from Range or Memorial using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and Memorial’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Furthermore, the statements relating to the proposed transaction are subject to numerous risks and uncertainties, many of which are beyond Range’s or Memorial’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or Memorial’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and Memorial; the effects of the business combination of Range and Memorial, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; and actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and Memorial’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016 and June 30, 2016, recent Current Reports on Form 8-K, and other SEC filings, including the registration statement on Form S-4, as amended, that includes a joint proxy statement of Range and Memorial and constitutes a prospectus of Range, discuss some of the important risk factors identified that may affect these factors and Range’s and Memorial’s respective business, results of operations and financial condition. Range and Memorial undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

Date: August 3, 2016	By:	/s/ David P. Poole
Senior Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 3, 2016